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                              EXHIBIT (23)(c)
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                                                         Exhibit (23)(c)

                            ARTHUR ANDERSEN LLP

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants we hereby consent to the incorporation by reference in this registration statement of our report dated May 24, 1995 included in the Employees' Savings and Incentive Plan of Consumers Power Company's Annual Report of Form 11-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.

Arthur Andersen LLP

  August 1, 1995
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